Exhibit 99.1

CA Technologies Stockholders Approve Acquisition by Broadcom

NEW YORK, September 12, 2018 – CA Technologies (NASDAQ: CA) announced that at a special meeting held earlier today, its stockholders voted to approve the previously announced merger agreement with Broadcom, under which Broadcom will acquire CA.

Under the agreement, CA’s stockholders will receive $44.50 per share in cash.

Subject to customary closing conditions, the transaction is expected to close in the fourth calendar quarter of 2018. Upon the closing of the transaction, trading of CA’s shares on the NASDAQ will cease.

About CA Technologies

CA Technologies (NASDAQ:CA) creates software that fuels transformation for companies and enables them to seize the opportunities of the application economy. Software is at the heart of every business in every industry. From planning, to development, to management and security, CA is working with companies worldwide to change the way we live, transact, and communicate – across mobile, private and public cloud, distributed and mainframe environments. Learn more at www.ca.com.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which CA refers you in this communication, may contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent CA’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of CA for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect CA’s business and the price of the common stock of CA, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on CA’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from CA’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in CA’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, CA does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Follow CA Technologies

Twitter

Social Media Page

Press Releases

Blogs

Legal Notices

Copyright © 2018 CA, Inc. All Rights Reserved. All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.

Press Contact

Rita O’Brien

Corporate Communications

(631) 342-6687

rita.obrien@ca.com